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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): April 12, 1999



                              WESTBANK CORPORATION
               (Exact name of registrant as specified in charter)


  MASSACHUSETTS                   0-12784                    04-2830731
(State or other                (Commission               (IRS Employer
jurisdiction of                File Number)              Identification No.)
incorporation)


               225 PARK AVENUE, P.O. BOX 149, WEST SPRINGFIELD, MA 01090-0149 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (413) 747-1400


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1-4.                 NOT APPLICABLE.

ITEM 5.                    OTHER EVENTS.

         Cargill Bank ("Cargill"), a wholly owned subsidiary of Westbank Corporation ("Westbank"), has entered into an agreement with PM Holdings, Inc., ("PM Holdings") a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix") and PM Trust Holding Company, a wholly owned subsidiary of PM Holdings to purchase the Connecticut banking division of New London Trust, FSB. The sale will occur immediately after PM Trust's acquisition of all the outstanding capital stock of New London Trust from Sun Life Assurance Company of Canada (U.S.). New London Trust is a $325 million federal savings bank which also operates a trust division with assets of $1 billion. New London Trust has five New Hampshire branches in New London, Hanover, Andover and Newbury; trust offices in New London, Hanover and Peterborough, NH; and two Connecticut branches in Danielson and Putnam.

         Following the acquisition of New London Trust by PM Trust, PM Trust will retain the trust business and the three trust offices. Immediately following the transaction, PM Trust will sell the assets, liabilities and the banking offices of New London Trust's New Hampshire banking operations to Lake Sunapee Bank, fsb and Mascoma Savings Bank and the Connecticut banking operations to Cargill.

         Westbank will acquire the two branches of New London Trust in Danielson and Putnam, Connecticut with assets totaling $110 million to add to its recently acquired Cargill Bank subsidiary. Upon completion, the New London Trust offices in Danielson and Putnam, Connecticut will become branch offices of Cargill Bank, which will operate five banking offices with a total of $165 million in assets. The combined assets of Westbank upon completion of the acquisition of the two Connecticut branch offices will be in excess of $525 million.

         Cargill's purchase of the Connecticut branches is subject to regulatory approval and is expected to be completed in the fourth quarter of 1999. The acquisition agreement was publicly announced in a press release dated April 12, 1999, a copy of which is attached hereto as Exhibit 99.1.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  a.       Financial Statements of Businesses Acquired.
                           Not Applicable

                  b.       Pro forma Financial Information.
                           Not Applicable

                  c. Exhibits: The following Exhibits are filed as part of this report:


             EXHIBIT NO.            DESCRIPTION
                99.1        Press Release issued April 12, 1999.

ITEM 8.           NOT APPLICABLE.


ITEM 9.           NOT APPLICABLE.


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                                       -2-


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WESTBANK CORPORATION


                                          By:  /s/ John M. Lilly
                                               -----------------------------
                                               John M. Lilly,
                                               Treasurer and Chief Financial
                                               Officer

Date:    April 22, 1999




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                                  EXHIBIT INDEX




       Exhibit                  Description
       -------                  -----------

         99.1           Press Release issued April 12, 1999.